                                                                   EXHIBIT 10(d)


                                AMENDMENT NO. 1

                                       TO

                          CREDIT AND SECURITY AGREEMENT


         AMENDMENT NO. 1 to CREDIT AND SECURITY AGREEMENT, dated as of August 31, 1998, by and between ASTREX, INC. ("Borrower") T.F. CUSHING, INC ("TFCI") and FLEET NATIONAL BANK (the "Lender" or "Bank").

                                   WITNESSETH:

         WHEREAS, the Borrower, TFCI and the Bank executed and delivered a certain Credit and Security Agreement, dated as of July 9, 1997 (the "Credit Agreement"); and

         WHEREAS, the Credit Agreement provides for, among other things, a $2,500,000 revolving credit facility; and

         WHEREAS, the Borrower and if TFCI have requested that the Lender increase the amount of such revolving credit facility from $2.5 million to $3.5 million; and

         WHEREAS, the Borrower has also requested that (i) the pricing on the LIBOR Revolving Credit Portions under the Credit Agreement be decreased from the LIBOR Rate plus two percent per annum to the LIBOR Rate plus one and one-half percent per annum and (ii) the Revolving Credit Maturity Date and Revolving Credit Loan Termination Date be extended from July 9, 1999 to July 7, 2000; and

         WHEREAS, the Lender has agreed to such request provided that, among other conditions precedent, (a) (i) the Borrower and TFCI execute and deliver
(i) this Amendment No. 1, and (ii) the Borrower executes and delivers a $3,500,000 Amended and Restated Revolving Credit Promissory Note in the form of Exhibit A attached hereto and hereby made a part hereof (the "1998 Note") and
(b) TFCI and Avest (as defined in the Credit Agreement) execute and deliver a Guaranty Confirmation Agreement.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

                   PART I. AMENDMENTS TO THE CREDIT AGREEMENT

         Section 1. Section 1.3 of the Credit Agreement is hereby amended by deleting the phrase "revolving credit promissory note" and inserting in lieu thereof the phrase "amended and restated revolving credit promissory note".

         Section 2. Section 1.4 of the Credit Agreement is hereby amended by deleting the phrase "(ii) two percent (2%) (i.e., 200 basis points)" and inserting in lieu thereof the phrase "(ii) one and one-half percent (1 1/2%) (i.e., 150 basis points)".

         Section 3. Sections 2.3 and 2.4 of the Credit Agreement are hereby amended by deleting the date "March 31, 1997" and inserting in lieu thereof the date "March 31, 1998".

         Section 4. (a) Section 3.2(a) of the Credit Agreement is hereby clarified by adding a closed parenthesis at the end of the first sentence thereof.

         (b) Section 8.5(a) of the Credit Agreement is hereby clarified by deleting the word "not" in the fourth line thereof.

         Section 5. Section 8.6 of the Credit Agreement is hereby amended by deleting the phrase "Attention: Irene Marcic" and inserting in lieu thereof the phrase "Attention: Michael McGuire".

         Section 6. The definition of the term Borrowing Base contained in Appendix A to the Credit Agreement is hereby amended by deleting the phrase "Exhibit C" and inserting in lieu thereof the phrase "Exhibit B".

         Section 7. The definition of the term "Financial Statements" in such Appendix A is hereby amended and restated to read in its entirety as follows:

                  "Financial Statements": the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1997 and the related statements of operations, stockholder's equity and cash flows of the Borrower and such Subsidiaries for the fiscal year then ended, and the accompanying footnotes together with the report thereon, dated the date thereof, by KPMG Peat Marwick LLP, independent public accountants, and the consolidated balance sheet of the Borrower and its Subsidiaries as at March 31, 1998 and the related statements of operations, stockholder's equity and cash flows of the Borrower and such Subsidiaries for the fiscal year then ended, and the accompanying footnotes together with the report thereon, dated the date thereof, by KPMG Peat Marwick LLP, independent public accountants.

         Section 8. The definition of the term "Liabilities" contained in such Appendix A is hereby and restated to read in its entirety as follows:

                  "Liabilities": as of any date, shall mean, without duplication, (i) all indebtedness, obligations and liabilities of the Borrower and/or its Subsidiaries which would be reflected as liabilities on a balance sheet, as of such date, of the Borrower and/or any of its Subsidiaries and prepared in accordance with GAAP, or would be noted or presented in any footnote thereto, and including without limitation any Indebtedness of the Borrower or any of its Subsidiaries and (ii) all obligations, indebtedness and other liabilities of any other Person secured by any Lien on any assets or other properties of the Borrower and/or any of its Subsidiaries.

         Section 9. The definition of the term "Receivables" in such Appendix A is hereby clarified by deleting the word "Borrower" each time it appears and inserting in lieu thereof (in each such instance) the phrase "Borrower or TFCI, as the case may be"

         Section 10. The definition of the term "Revolving Credit Loan" and "Revolving Credit Loans" in such Appendix A is hereby clarified by deleting the phrase "Libor Loans and Prime Rate Loans made pursuant to the Credit Agreement" and inserting in lieu thereof "any and all Loans consisting of part of the Prime Rate Revolving Credit Portion or part of the LIBOR Revolving Credit Portion".

         Section 11. The definition of the term "Revolving Credit Loan Termination Date" is hereby amended by deleting the date "July 9, 1999" and inserting in lieu thereof the date "July 7, 2000".

         Section 12. The definition of the term "Revolving Credit Maturity Date" is hereby amended by deleting the date "July 9, 1999" and inserting in lieu thereof the date "July 7, 2000".

         Section 13. The definition of the term Revolving Credit Maximum Amount in such Appendix A is hereby amended by deleting the phrase "(i) Two Million Five Hundred Thousand Dollars ($2,500,000) or" and inserting in lieu thereof the phrase "(i) Three Million Five Hundred Thousand Dollars ($3,500,000) or".

         Section 14. Exhibit A to the Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A attached hereto and made a part hereof and Exhibit A attached hereto shall be and become, for all purposes, Exhibit A to the Credit Agreement.

                          PART II. CONDITIONS PRECEDENT
                          -----------------------------

         Section 15. The Lender's agreement to enter into the amendments set forth in this Amendment is contingent upon the following conditions precedent being satisfied by the Borrower:

                  (a) The Borrower and TFCI shall execute and deliver this Amendment the Borrower shall execute and deliver the 1998 Note and the Borrower and TFCI shall execute and deliver such other documents as the Bank may reasonably require.

                  (b) TFCI and Avest shall execute and deliver a Guaranty Confirmation Agreement in form and substance reasonably satisfactory to the Lender.

                  (c) Each of the Borrower and TFCI shall cause the delivery of a certificate of its corporate secretary or assistant secretary (i) certifying (and attaching) resolutions adopted by its Board of Directors authorizing the execution, delivery and performance of this Amendment, the 1998 Note (in the case of the Borrower) and all related documentation, (ii) certifying that no amendments have been made to the Borrower's or TFCI, as the case may be, certificate of incorporation or by-laws (or, if such changes have been made, attaching copies of the relevant amendment documents), and (iii) certifying as to the incumbency (and signature) of any officer of the Borrower or TFCI's, as the case may be, which executes and delivers this Amendment or (in the case of the Borrower) the 1998 Note.

                  (e) UCC search reports are delivered to the Bank with respect to filings made against the Borrower or TFCI and good standing certificates with respect to the Borrower and TFCI are delivered to the Bank.

                  (f) The Borrower shall pay the fees and disbursements of the Lender's legal counsel incurred in connection with this Amendment and any related documents and matters.


                             PART III. MISCELLANEOUS
                             -----------------------

         Section 16. Pursuant to Section 1.3 of the Credit Agreement and the amendments set forth above, any reference to the term "Note" in the Credit Agreement shall mean the 1998 Note as it may be extended or otherwise amended, supplemented, or modified from time to time and also any notes (if any) given in extension, renewal, or substitution of the 1998 Note.

         Section 17. Except as amended hereby, the Credit Agreement as originally constituted shall remain in full force and effect.

         Section 18. Each of the Borrower and TFCI hereby represents and warrants and covenants to the Lender that:

         (i) The execution, delivery and performance by the Borrower and TFCI of this Amendment, the 1998 Note (in the case of the Borrower) and any related documents have been duly authorized by all necessary corporate action on the part of the Borrower or TFCI, as the case may be, and do not violate, conflict with, or result in a breach of the certificate of incorporation or by-laws of Borrower or TFCI, as the case may be, or any agreement or instrument or court order or judgment to which Borrower or TFCI, as the case may be, is a party or which is binding upon Borrower or TFCI, as the case may be, or any of their properties. This Amendment, the 1998 Note and any related documents to which the Borrower or TFCI is a party are the respective legal, valid and binding obligations of the Borrower, or TFCI, as the case may be, enforceable in accordance with their respective terms.

         (ii) The Credit Agreement as amended hereby and all other Financing Documents (as defined in the Credit Agreement) to which the Borrower or TFCI, as the case may be, is a party are the respective legal, valid and binding obligations of the Borrower or TFCI, as the case may be, enforceable in accordance with their respective terms.

         (iii) The security interests granted by the Borrower and TFCI, pursuant to the Credit Agreement, in the Collateral (as defined in the Credit Agreement) remain in full force and effect and secure the payment and performance of all Secured Obligations (as defined in the Credit Agreement).

         (iv) Neither the Borrower nor TFCI, as of the date hereof, has any claim, defense, counterclaim, or right of offset against the Lender, whether relating to the Credit Agreement or otherwise.

         (v) All representations and warranties of the Borrower or TFCI, as the case may be, under the Credit Agreement and the other Financing Documents to which it is a party are true and correct as of the date hereof.

         Section 19. This Amendment (i) may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be considered one instrument and (ii) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         Section 20. This Amendment shall be construed in accordance with and governed by the laws of the State of Connecticut.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                            ASTREX INC.

                                            By: /s/ Michael McGuire
                                                --------------------------------
                                                Name: Michael McGuire
                                                Title: President


                                            T.F. CUSHING, INC.

                                            By: /s/ Michael McGuire
                                                --------------------------------
                                                Name: Michael McGuire
                                                Title: President



                                            FLEET NATIONAL BANK

                                            By: /s/Anthony McKiernan
                                                --------------------------------
                                                Name: Anthony McKiernan
                                                Title: Vice-President

                 Amendment no.1 to Credit And Security Agreement


                                    EXHIBIT A

              AMENDED AND RESTATED REVOLVING CREDIT PROMISSORY NOTE


$3,500,000.00                                              Stamford, Connecticut
                                                                 August 13, 1998

         FOR VALUE RECEIVED, ASTREX, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Fleet National Bank (the "Lender" or "Bank"), at the office of the Lender located at One Landmark Square, Stamford, Connecticut, or such other office as the holder hereof may designate, in lawful money of the United States and in immediately available funds, the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000.00) or, if less, the aggregate unpaid amount of all Revolving Credit Loans (as defined in the Credit and Security Agreement referred to below) made by the Lender to the Borrower pursuant to the Credit and Security Agreement, together with interest thereon as provided for below. All capitalized terms unless defined herein shall have the meanings assigned to them in the Credit and Security Agreement.

1. Payment of Principal. Borrower shall pay the outstanding principal balance of each Revolving Credit Loan in full on the Revolving Credit Maturity Date.

2. Interest Rate; Payment of Interest. Borrower shall pay interest on the aggregate unpaid principal balance of the Revolving Credit Loans outstanding from time to time at the applicable rate or rates set forth in Credit and Security Agreement, dated July 9, 1997 between the Borrower, T.F. Cushing, Inc. and the Lender, as amended, supplemented or otherwise modified from time to time (the "Credit and Security Agreement"). Interest shall be payable, in arrears, and on each Revolving Credit Interest Payment Date and shall also be payable on the Revolving Credit Maturity Date. Anything contained in this Note to the contrary notwithstanding, during any period in which an Event of Default is continuing, the interest rate hereunder shall, at the option of the Lender, be increased to the Revolving Credit Default Rate, and all interest accruing at such rate shall be payable upon demand by the Lender.

         Interest shall commence to accrue on the date hereof and shall continue to accrue until all principal hereof is paid in full (whether before or after maturity or judgment). Interest under this Note shall be computed on the basis of a year of three hundred sixty (360) days and the actual number of days elapsed.

3. Optional and Mandatory Prepayments. Optional and mandatory prepayments of the Revolving Credit Loans shall be made in accordance with Section 1.7 of the Credit and Security Agreement.

4. Expenses. Borrower shall pay or reimburse the Lender, on demand, for all costs and expenses, including, but not limited to, the reasonable fees and disbursements of legal counsel, appraisers, accountants and other experts employed by the Lender, incurred in the administration, preservation, defense, protection, or collection or other enforcement of this Note or in foreclosing or otherwise enforcing any security interest securing the payment of this Note or in sustaining or protecting the lien or priority of any such security interest, or in attempting to do any of the foregoing.

5. Credit and Security Agreement; Lender's Records. This Note evidences Revolving Credit Loans under, and has been executed and delivered by the Borrower in accordance with, the terms and conditions of the Credit and Security Agreement, which Credit and Security Agreement, among other things, contains provisions with respect to prepayment (optional and mandatory), and the acceleration of the unpaid principal of, and accrued and unpaid interest on the Revolving Credit Loans upon the occurrence and at any time during the continuance of any Event of Default. The Lender is entitled to the benefits of the Credit and Security Agreement and the other Financing Documents and may enforce the covenants and other agreements of the Borrower contained therein, and the Lender may exercise the respective rights, remedies and powers provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

         The records of the Lender shall be prima facie evidence of the Revolving Credit Loans, any accrued interest thereon and all principal and interest payments made in respect thereof; provided, that no failure of the Lender to timely record any transaction, or any error therein, shall in any way affect or impair any liability or other obligation of the Borrower to the Lender.

6. Certain Waivers. Borrower and any indorser hereof or any other party hereto or any guarantor hereof (collectively, the "Obligors") and each of them (i) waive(s) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of non-payment, notice of dishonor, notice of protest and all other notices to parties in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any collateral or other security; (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note, any other Financing Document or the debt(s) or collateral evidenced hereby or thereby or any waivers of any term hereof or thereof, any release, surrender, taking of additional, substitution, exchange, failure to perfect or record any interest in, failure to preserve or realize upon, failure to lawfully dispose of, or any other impairment of, any collateral or other security, or any other failure to act by the Lender or any other forbearance or indulgence shown by the Lender, from time to time and in one or more instances (without notice to or assent from any of the Obligors) and agree(s) that none of the foregoing shall release, discharge or otherwise impair any of their liabilities; (iii) agree(s) that the full or partial release or discharge of any Obligor(s) shall not release, discharge or otherwise impair the liabilities of any other Obligor(s); and (iv) waive(s) any defenses based on suretyship or impairment of collateral.

7 Commercial Transaction; Jury Waiver. (a) THE BORROWER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE BORROWER HEREBY WAIVES ANY RIGHT WHICH BORROWER MIGHT HAVE TO A NOTICE AND A HEARING, UNDER SECTIONS 52-278a-52-278g, INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE LENDER (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS NOTE, THE CREDIT AND SECURITY AGREEMENT OR ANY OTHER FINANCING DOCUMENT.

         (b) THE BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY AND THE RIGHT THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND, ARISING UNDER OR OUT OF, OR OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS NOTE OR ANY OTHER FINANCING DOCUMENT.

8. Binding Nature. This Note shall bind the Borrower and Borrower's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The term "Lender" as used herein shall include, in addition to the Lender, any successors, indorsees, or other assignees of Lender and shall also include any other holder of this Note. Any transferee of this Note shall have the rights of a holder in due course under Article 3 of the Connecticut Uniform Commercial Code if the transferee took rights under this Note in good faith for value and without notice of a claim or defense.

9. Governing Law. This Note shall be governed by, and construed and interpreted in accordance with the laws the State of Connecticut, without regard to its rules pertaining to conflicts of laws thereunder.

10. Amended and Restated Note. This Note (i) amends and restates the Revolving Credit Promissory Note, dated July 9, 1997, from the Borrower to the Lender (the "Existing Note"), (ii) evidences, in addition to any Revolving Credit Loans made by the Lender on or after the date hereof, any Revolving Credit Loans outstanding as of the date hereof and previously evidenced by the Existing Note and (iii) and is a modification with respect to, and does not constitute a novation of, any such outstanding Revolving Credit Loans.

         Anything contained herein to the contrary notwithstanding, and in addition to, and not in limitation of, any other obligations of the Borrower hereunder, the Borrower shall pay to the Lender in accordance with the Credit and Security Agreement any unpaid interest which has accrued under the Existing Note, as of the date hereof, on any outstanding Revolving Credit Loans.

         IN WITNESS WHEREOF, the Borrower has executed and delivered this Note as of the day and year first written above.



WITNESS:                                    ASTREX, INC.



/s/ Lori A. Sarnataro                        By: /s/ Michael McGuire
------------------------------                   -------------------------------
Name:  Lori A. Sarnataro                         Name: Michael McGuire
                                                 Title: President